                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

                      FIRST AMENDMENT TO FIFTH AMENDED AND
                             RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT (this "Amendment") to the Fifth Amended and Restated Loan Agreement is entered into as of the 13TH day of APRIL , 2000, by and between The Huntington National Bank (the "Bank") as lender, and Intrenet, Inc. (the "Borrower"), and its wholly owned subsidiaries Advanced Distribution System, Inc., Eck Miller Transportation Corporation, INET Logistics, Inc., Mid-Western Transport, Inc., Roadrunner Enterprises, Inc., Roadrunner Trucking, Inc., Roadrunner Distribution Services, Inc. and Roadrunner International Services, Inc. (collectively the "Subsidiaries") as borrowers. The Borrower and the Subsidiaries are herein collectively referred to as the "Companies" and separately as a "Company").

                                    RECITALS:

         A. On or about February 4, 2000, the Bank and the Companies executed a certain Fifth Amended and Restated Loan Agreement, as amended from time to time (the "2000 Loan Agreement"), which sets forth the terms and conditions of certain loans and extensions of credit; and

         B. From time to time prior to the date of the 2000 Loan Agreement, each of the Companies executed and delivered to the Bank the Existing Closing Documents and the 1996 Closing Documents (as such terms are defined in the 2000 Loan Agreement); and

         C. On or about February 4, 2000, and at such other times as the Companies have entered into amendments or consents, in connection with the 2000 Loan Agreement, the Companies executed and delivered to the Bank certain other loan and security documents, including without limitation, an Amended and Restated Revolving Note, an Amended and Restated Term Note, an Amended and Restated Standby Letter of Credit Reimbursement AGREEMENT, an Amended and Restated Master Fund Management Agreement, UCC-1 financing statements, UCC-3 amendments, mortgage modification agreements, and related documents (herein, together with the Existing Closing Documents and the 1996 Closing Documents, collectively the "Loan Documents") ; and

         D. The Companies have requested that the Bank amend and modify certain terms and covenants in the Loan Agreement and the Bank is willing to do so upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the 2000 Loan Agreement.


         2. The definition of "Eligible Unbilled Accounts" set forth in Section 1.8, "LENDING FORMULA," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  "Eligible Unbilled Accounts" means the portion of the accounts of any of the Companies that the Bank determines in good faith from time to time, based on credit policies, market conditions, such Company's business or the creditworthiness of such Account Debtor, is eligible for use in calculating the Borrowing Base. Without limiting the Bank's right to determine which accounts are Eligible Unbilled Accounts, no account will be eligible for use in calculating the Borrowing Base, unless, at a minimum, such account is an account in accordance with GAAP and arises in the ordinary course of one of the Companies' businesses from a customer (an "Account Debtor"), an invoice has been created to evidence such account, but such invoice has not been mailed to the Account Debtor, and such account meets all the following requirements: (a) the account arises from one of the Companies' completed performance of services to an Account Debtor; (b) not more than 15 days (7 days on and after December 31, 2000) have elapsed from the dispatch date, as indicated in the unprinted freight bill report or other report satisfactory to the Bank; (c) the account is not subject to any prior assignment, claim, lien, security interest, setoff, credit, contra account, allowance, adjustment, levy, return of goods, or discount; (d) the account does not arise from a transaction with a person, corporation or entity affiliated with one of the Companies; (e) no Company has received notice of bankruptcy or insolvency of the Account Debtor; (f) the account is not evidenced by any chattel paper, promissory note, payment instrument or written agreement; (g) the account arises from a sale to an Account Debtor in the United States or one of the Canadian provinces other than Quebec;
         (h) the account does not arise from any government or agency thereof (provided, however, such account will be considered for eligibility if such Company has complied in all respects with the Federal Assignment of Claims Act and such account is satisfactory to the Bank) or from a consumer; (i) the account does not arise from an Account Debtor who has more than 25% of its accounts with any Company unpaid more than 90 days from the original invoice therefor; (j) the account does not arise from an Account Debtor to whom any Company has determined to ship goods on a "cash on delivery" or C.O.D. basis; and (k) the Bank has not notified the Borrower that the account or the Account Debtor is unsatisfactory or unacceptable (although the Bank reserves the right to do so in good faith and in its sole discretion at any time).

The remainder of Section 1.8 shall remain as originally written.

3. Subparagraphs (w) and (x) and the Pricing Grid Table, all of which are a part of the definition of "Prime Margin" set forth in Section 2.1, "PAYMENT OF INTEREST PRIME COMMERCIAL RATE," of the 2000 Loan Agreement are hereby amended to recite as follows:

         (w) Upon the date that the First Amendment to Fifth Amended and Restated Loan Agreement between the Companies and the Bank (the "First Amendment") becomes effective, until changed hereunder in accordance with the following provisions, the Prime Margin will be 75 basis points (0.75%) per annum.

         (x) Commencing as of March 31, 2000, and continuing as of the last day of each month thereafter, the Bank will determine the Prime Margin for each Loan in accordance with the Pricing Grid Table set forth below, based on the Companies' Cash Flow Leverage Ratio and Fixed Charge Coverage Ratio as of the end of such month; provided however, that if, pursuant to the terms of this Agreement, the Bank, in its discretion, notifies the Companies that the Cash Flow Leverage Ratio and the Fixed Charge Coverage Ratio shall be determined on a quarterly basis, then such determination of the Prime Margin shall be made as of the end of each fiscal quarter. Changes in the Prime Margin based upon changes in the Cash Flow Leverage Ratio and the Fixed Charge Coverage Ratio as of the end of any month (or quarter, as the case may be) shall become effective on the first day of the month following the receipt and acceptance by the Bank pursuant to Section 11 of this Agreement of the financial statements of the Borrower for such month (or quarter, as the case may be), accompanied by such supporting documentation as may be reasonably required by the Bank and by the certificate and calculations referred to in Section 11 of this Agreement demonstrating the computation of the Cash Flow Leverage Ratio and Fixed Charge Coverage Ratio. No reduction in the Prime Margin shall occur unless the Companies shall have achieved BOTH the Fixed Charge Coverage Ratio requirement and the Cash Flow Leverage Ratio requirement associated with a specified margin.

                               PRICING GRID TABLE

----------------------------------------------------------------------------------------------------------------------
      FIXED CHARGE COVERAGE RATIO              CASH FLOW LEVERAGE RATIO                     PRIME MARGIN
                                                                                (expressed in basis points per annum)
----------------------------------------------------------------------------------------------------------------------
less than 1.00 to 1.00 or                   greater than 4.50 to 1.00                        75 (0.75%)
greater than minimum ratio
required by Section 10.24
----------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.00 to 1.00       less than or equal to 4.50 to 1.00 and           75 (0.75%)
and greater than or equal to minimum ratio  less than or equal to maximum ratio
required by Section 10.24                   permitted by Section 10.25
----------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.00 to 1.00 and   less than or equal to 4.00 to 1.00               75 (0.75%)
greater than or equal to minimum ratio
required by Section 10.24
----------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.05 to 1.00       less than or equal to 3.75 to 1.00               75 (0.75%)
----------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.15 to 1.00       less than or equal to 3.00 to 1.00               75 (0.75%)
----------------------------------------------------------------------------------------------------------------------

The remainder of Section 2.1 shall remain as originally written.

         4. Subparagraphs (w) and (x) and the Pricing Grid Table, all of which are a part of the definition of "Daily LIBOR Margin" set forth in Section 2.2, "DAILY LIBOR," of the 2000 Loan Agreement are hereby amended to recite as follows:

                  (w) Upon the date that the First Amendment becomes effective, until changed hereunder in accordance with the following provisions, the Daily LIBOR Margin will be 300 basis points per annum.

                  (x) Commencing as of March 31, 2000, and continuing as of the last day of each month thereafter, the Bank will determine the Daily LIBOR Margin for each Loan in accordance with the Pricing Grid Table set forth below, based on the Companies' Cash Flow Leverage Ratio and Fixed Charge Coverage Ratio as of the end of such month; provided however, that if, pursuant to the terms of this Agreement, the Bank, in its discretion, notifies the Companies that the Cash Flow Leverage Ratio and the Fixed Charge Coverage Ratio shall be determined on a quarterly basis, then such determination of the Prime Margin shall be made as of the end of each fiscal quarter. Changes in the Daily LIBOR Margin based upon changes in the Cash Flow Leverage Ratio and the Fixed Charge Coverage Ratio as of the end of any month (or quarter, as the case may be) shall become effective on the first day of the month following the receipt and acceptance by the Bank pursuant to Section 11 of this Agreement of the financial statements of the Borrower for such month (or quarter, as the case may be), accompanied by such supporting documentation as may be reasonably required by the Bank and by the certificate and calculations referred to in
                  Section 11 of this Agreement demonstrating the computation of the Cash Flow Leverage Ratio and Fixed Charge Coverage Ratio. No reduction in the Daily LIBOR Margin shall occur unless the Companies shall have achieved both the Fixed Charge Coverage Ratio requirement and the Cash Flow Leverage Ratio requirement associated with a specified margin.

                               PRICING GRID TABLE

-------------------------------------------------------------------------------------------------------------------
      FIXED CHARGE COVERAGE RATIO           CASH FLOW LEVERAGE RATIO                  DAILY LIBOR MARGIN
                                                                             (expressed in basis points per annum)
-------------------------------------------------------------------------------------------------------------------
less than 1.00 to 1.00 or                    greater than 4.50 to 1.00                     300 (3.00%)
greater than minimum required
ratio for Section 10.24
-------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.00 to 1.00     less than or equal to 4.50 to 1.00               275 (2.75%)
and greater than or equal to minimum      less than or equal to maximum ratio
required ratio for Section 10.24          permitted by Section 10.25 financial
                                                    covenant
-------------------------------------------------------------------------------------------------------------------
greater than or equal 1.00 to 1.00 and    less than or equal to 4.00 to 1.00               250 (2.50%)
greater than or equal to minimum
   required ratio for Section 10.24
-------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.05 to 1.00     less than or equal to 3.75 to 1.00               225 (2.25%)
-------------------------------------------------------------------------------------------------------------------
greater than or equal to 1.15 to 1.00     less than or equal to 3.00 to 1.00               200 (2.00%)
-------------------------------------------------------------------------------------------------------------------

The remainder of Section 2.2 shall remain as originally written.


         5. Section 6.2, " LETTER OF CREDIT FEES," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  6.2      Letter of Credit Fees.

                           The Companies shall jointly and severally pay to the
                  Bank a fee in respect of the Letters of Credit in the amount of one-and-three-eighths percent (1.375%) per annum of the stated amount of each Letter of Credit issued or renewed and outstanding during such year, which fee shall be paid to the Bank upon the issuance or renewal of each Letter of Credit. The Companies shall also pay any and all other fees, costs and expenses as may be provided for in the Standby Letter of Credit Reimbursement Agreement.


         6. Section 6.3, "CLOSING FEE," of the 2000 Loan Agreement is hereby redesignated "CLOSING FEE AND AMENDMENT FEE," and is amended to recite in its entirety as follows:

                  6.3      Closing Fee and Amendment Fee.

                           The Companies shall jointly and severally pay to the
                  Bank a closing fee in respect of the Loan in the amount of $75,000.00, which fee shall be fully earned as of the date of this Agreement, but shall be payable in the following installments: $25,000.00 on or before the date of this Agreement, $25,000.00 on March 31, 2000, and $25,000.00 on or
                  before the date of execution of the First Amendment. In addition, in respect of the First Amendment, the Companies shall jointly and severally pay to the Bank an amendment fee in the amount of $75,000.00, which fee shall be fully earned as of the earlier of (i) the date of the Companies' acceptance of the Bank's commitment letter with respect to the First Amendment or (ii) the date of execution of the First Amendment, but shall be payable upon the earlier of (a) June 30, 2000; (b) the prepayment in full of the Revolving Loan, the Term Loan and the Capex Loan; or (c) the occurrence of an Event of Default hereunder.


         7. Section 6.7, "COLLATERAL AUDITS," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  6.7      Collateral Audits.

                           The Bank shall have the right, in its sole
                  discretion, to conduct full audits of each of the Companies up to four times a year, provided, however, that during (i) the occurrence of an Event of Default, or (ii) if the Bank deems necessary in its sole discretion after reviewing the results of scheduled audits, the Bank shall have the right in its sole discretion to conduct audits more frequently. The scope of such audits shall be determined by the Bank in its sole and absolute discretion. In connection therewith, the Companies will provide access to all of its books and records and such other information which the Bank deems necessary to evaluate the status of the Loan, of the collateral security therefor, or any other matter pertaining to, or referred to in, this Agreement or the documents executed in connection herewith.


         8. Section 8.3, "FINANCIAL STATEMENTS; FULL DISCLOSURE," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  8.3      Financial Statements; Full Disclosure.

                           The financial statements for the fiscal year ending
                  December 31, 1998, and the fiscal period ending November 30, 1999, which have been supplied to the Bank have been prepared in accordance with GAAP and fairly represent the Companies' financial condition as of such date. No material adverse change in the Companies' financial condition has occurred since November 30, 1999, other than the Companies' consolidated operating loss in the amount of $1,525,000 in December, 1999. In addition, the financial analyses, reports, business plans, projections, and pro forma financial statements, dated March 22, 2000, and covering fiscal periods ending December 31, 2000, which have been supplied to the Bank, have been prepared in accordance with GAAP and are based on reasonable, good faith assumptions about the Company's financial condition and projected financial condition as of the dates of such financial information or projections. Furthermore, based upon the financial projections provided to the Bank from time to time pursuant to Section 11 hereof, no set of facts or circumstances is projected to exist during the period or periods covered by such projections that, upon the giving of notice, the lapse of time, or any one or more of the foregoing, would constitute an Event of Default. The financial statements and the financial analyses, reports, business plans, projections and information referred to in this paragraph do not, nor does this Agreement or any written statement furnished by the Companies to the Bank in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. The Companies have disclosed to the Bank in writing or orally all facts which materially affect the properties, business, prospects, profits or condition (financial or otherwise) of the Companies or the ability of the Companies to perform this Agreement.


         9. Section 9.3, "WARRANTIES AND REPRESENTATIONS," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  9.3      Warranties and Representations.

                           On the date of each advance pursuant to the Loan the
                  warranties and representations set forth in Section 8 hereof (except for and excluding the warranties and representations set forth in the second sentence of Section 8.3 hereof) shall be true and correct on and as of such date with the same effect as though such warranties and representations had been made on and as of such date, except to the extent that such warranties and representations expressly relate to an earlier date.


         10. Section 10.10, "MINIMUM SECURITY," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  10.10    Minimum Security.

                           The Companies shall maintain, as minimum security for
                  the Revolving Loan and Letters of Credit, Eligible Accounts, Eligible Unbilled Accounts and Eligible Incomplete Booked Accounts having an aggregate value such that the aggregate stated amount of the Letters of Credit plus the outstanding principal balance of the Revolving Loan shall not exceed the difference of (i) the Borrowing Base, MINUS $2,000,000.00.


         11. Section 10.14, "CURRENT RATIO," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  10.14    Current Ratio.

                           The Companies, on a combined and consolidated basis,
                  shall maintain a ratio of current assets to current liabilities of not less than 1.00 to 1.00 as of the end of each fiscal year. For purposes of this Section 10.14, the Loan shall be considered to be a long-term liability.

         12. The first two paragraphs of Section 10.24, "FIXED CHARGE COVERAGE RATIO," of the 2000 Loan Agreement are hereby amended to recite in their entirety as follows:

                 10.24     Fixed Charge Coverage Ratio.

                           The Companies, on a consolidated basis, shall
                 maintain at all times specified below a ratio of (a) EBITDA PLUS Historical Operating Lease Payments PLUS Non-Recurring Expenses to (b) Fixed Charges PLUS Prospective Operating Lease Payments (the "Fixed Charge Coverage Ratio") of not less than
                 (i) 0.80 to 1.00 for the period beginning with the date of this Agreement and continuing through and including December 31, 2000, (ii) 0.95 to 1.00 for the period beginning January 1, 2001, and continuing through and including March 30, 2001,
                 (iii) 1.00 to 1.00 for the period beginning on March 31, 2001, and continuing through and including June 29, 2001; and (iv)
                 1.05 to 1.00 for the period beginning on June 30, 2001, and continuing at all time thereafter. If the Companies or their auditors make any adjustment in EBITDA, the Companies shall immediately (i) provide notice of such adjustment to the Bank,
                 (ii) reflect such adjustment in the calculation of the Fixed Charge Coverage Ratio, and (iii) provide financial statements to the Bank reflecting such adjustments for all periods to which the adjustments relate.

                           In determining the numerator of the Fixed Charge
                 Coverage Ratio, (i) EBITDA, Historical Operating Lease Payments and Non-Recurring Expenses shall each be determined as of the last day of each month for the twelve month period ending on such date. In determining the denominator of the Fixed Charge Coverage Ratio, (i) Consolidated Taxes, (ii) Consolidated Interest Expense, and (iii) Net Investment in Fixed Assets (and each component thereof) shall each be determined as of the last day of each month for the twelve month period ending on such date; and (iv) Prospective CMLTD, and (v) Prospective Operating Lease Payments shall each be determined by calculating the scheduled payments due and to become due during the twelve month period beginning on such date. Provided, however, that if
                 (w) as of the date of the Bank's notification to the Companies as contemplated in this sentence, no set of facts or circumstances exists that, upon the giving of notice, the lapse of time, or one or more of the foregoing, would constitute an Event of Default, and (x) if the Bank, in its sole and absolute discretion, is satisfied with the results of its audits of each of the Companies that are conducted after the date of execution of the First Amendment and prior to September 30, 2000, and has notified the Companies in writing of such determination and that the Fixed Charge Coverage Ratio is to be henceforth determined on a quarterly basis, then, from and after September 30, 2000, (y) in determining the numerator of the Fixed Charge Coverage Ratio, (i) EBITDA, (ii) Historical Operating Lease Payments and
                 (iii) Non-Recurring Expenses shall each be determined as of the last day of each calendar quarter for the twelve month period ending on such date, and (z) in determining the denominator of the Fixed Charge Coverage Ratio, (i) Consolidated Taxes, (ii) Consolidated Interest Expense, and (iii) Net Investment in Fixed Assets (and each component thereof) shall each be determined as of the last day of each calendar quarter for the twelve month period ending on such date, and (iv) Prospective CMLTD and (v) Prospective Operating Lease Payments shall each be determined by calculating the scheduled payments due and to become due during the twelve month period beginning on such date.

The remainder of Section 10.24 shall remain as originally written.


         13. The first two paragraphs of Section 10.25, "CASH FLOW LEVERAGE," of the 2000 Loan Agreement are hereby amended to recite in their entirety as follows:

                  10.25    Cash Flow Leverage.

                           The Companies, on a consolidated basis, shall
                  maintain at all times specified below a ratio of (a) Funded Debt to (b) EBITDA PLUS Non-Recurring Expenses (the "Cash Flow Leverage Ratio") of not greater than (a) 9.00 to 1.00 for the period beginning with the date of this Agreement and continuing through and including March 30, 2000, (b) 9.50 to
                  1.00 for the period beginning March 31, 2000 and continuing through and including April 29, 2000, (c) 10.25 to 1.00 for the period beginning April 30, 2000 and continuing through and including May 30, 2000, (d) 10.50 to 1.00 for the period beginning May 31, 2000 and continuing through and including June 29, 2000, (e) 10.00 to 1.00 for the period beginning June 30, 2000 and continuing through and including August 30, 2000,
                  (f) 9.50 to 1.00 for the period beginning August 31, 2000 and continuing through and including September 29, 2000, (g) 9.00 to 1.00 for the period beginning September 30, 2000 and continuing through and including October 30, 2000, (h) 8.00 to
                  1.00 for the period beginning October 31, 2000 and continuing through and including November 29, 2000, (i) 6.50 to 1.00 for the period beginning November 30, 2000 and continuing through and including December 30, 2000, (j) 5.50 to 1.00 for the period beginning December 31, 2000 and continuing through and including January 30,

                  2001, (k) 4.75 to 1.00 for the period beginning January 31,2001 and continuing through and including June 29, 2001, and (l) 4.25 to 1.00 for the period beginning June 30, 2001 and continuing at all times thereafter.

                           For the purposes of calculating the Cash Flow
                  Leverage Ratio EBITDA and Non-Recurring Expenses shall be determined as of the last day of each month, beginning January 31, 2000, for the twelve month period ending on such date, and Funded Debt shall be determined as of the last day of such month. Provided, however, that if (x) as of the date of the Bank's notification to the Companies as contemplated in this sentence, no set of facts or circumstances exists that, upon the giving of notice, the lapse of time, or one or more of the foregoing, would constitute an Event of Default, and (y) the Bank, in its sole and absolute discretion, is satisfied with the results of its audits of each of the Companies that are conducted after the date of the First Amendment and prior to September 30, 2000, and has notified the Companies in writing of such determination and that the Cash Flow Leverage Ratio is to be henceforth determined on a quarterly basis, then, (z) from and after September 30, 2000, for purposes of calculating the Cash Flow Leverage Ratio, (i) EBITDA and Non-Recurring Expenses shall be determined as of the last day of each calendar quarter, beginning September 30, 2000, for the twelve month period ending on such date, and (ii) Funded Debt shall be determined as of the last day of such calendar quarter.

The remainder of Section 10.25 shall remain as originally written.


         14. A new Section 10.29, "MINIMUM PROJECTED AVAILABILITY," is hereby added to the 2000 Loan Agreement and shall recite in its entirety as follows:

                  10.29    Minimum Projected Availability

                           The financial projections provided to the Bank from
                  time to time pursuant to Section 11(m) hereof shall demonstrate to the satisfaction of the Bank that the Companies, on a projected basis, will maintain at all times during the period or periods covered by such projections, as minimum security for the Revolving Loan and Letters of Credit, Eligible Accounts, Eligible Unbilled Accounts and Eligible Incomplete Booked Accounts having an aggregate value such that the aggregate stated amount of the Letters of Credit plus the outstanding principal balance of the Revolving Loan shall not exceed the difference of (i) the Borrowing Base, MINUS (ii) $2,000,000.00.

         15. Subparagraph (b) of Section 11, "INFORMATION AS TO THE COMPANIES," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                           (b) within 30 days after the end of each month,
                  statements, in form satisfactory to the Bank, signed by a president or chief financial officer of the Borrower certifying the compliance of the Companies with the terms of this Agreement and the calculation of the financial covenants contained in Section 10 above and accompanied by such supporting documentation as the Bank may reasonably request; provided, however, that if (x) as of the date of the Bank's notification to the Companies as contemplated in this subparagraph (b), no set of facts or circumstances exists that, upon the giving of notice, the lapse of time, or one or more of the foregoing, would constitute an Event of Default, and (y) the Bank, in its sole and absolute discretion, is satisfied with the results of its audits of each of the Companies that are conducted after the date of the First Amendment and prior to September 30, 2000, and has notified the Companies in writing of such determination and that the statements regarding calculation of financial covenants required by this subparagraph may be submitted on a quarterly basis, then, (z) from and after September 30, 2000, the statements and supporting documentation required by this subparagraph (b) shall be delivered to the Bank within thirty days of the end of each month, except that statements and supporting documentation as to the calculation of the financial covenants contained in Section 10 above shall be delivered to the Bank within thirty days of the end of each calendar quarter;

Except as otherwise modified herein, the remainder of Section 11 shall remain as originally written.


         16. Subparagraph (d) of Section 11, "INFORMATION AS TO THE COMPANIES," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                           (d) within 120 days of the end of the fiscal year
                  ending December 31, 1999, and within 90 days of the end of each fiscal year thereafter, unqualified, audited financial statements prepared on a consolidated basis in accordance with GAAP and certified by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and surplus, statements of cash flows and reconciliation of capital accounts, along with (1) any management letters written by such accountants, and (2) a lender reliance letter from such accountants authorizing the Bank to rely on such accountants' certifications;

Except as otherwise modified herein, the remainder of Section 11 shall remain as originally written.


         17. Subparagraph (f) of Section 11, "INFORMATION AS TO THE COMPANIES," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                           (f) within 120 days of the end of the fiscal year
                  ending December 31, 1999, and within 90 days of the end of each fiscal year thereafter, a statement or letter signed by the Companies' independent public accountants certifying that upon the basis of the procedures described in such statement or letter, nothing has come to their attention that would lead them to believe that the Companies are in violation of the terms of this Agreement;

Except as otherwise modified herein, the remainder of Section 11 shall remain as originally written.


         18. Subparagraph (m) of Section 11, "INFORMATION AS TO THE COMPANIES," of the 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                           (m) within 25 days after the end of each month,
                  financial projections, in form and content satisfactory to the Bank, as to the Companies' cash flow for the 90-day period beginning the day after such month end, which projections shall include pro forma calculations, made with respect to the last day of each month during such 90-day period, of each of the financial covenants set forth in Section 10 above;

Except as otherwise modified herein, the remainder of Section 11 shall remain as originally written.


         19. Subparagraph (b) of Section 12, "EVENTS OF DEFAULT," OF THE 2000 Loan Agreement is hereby amended to recite in its entirety as follows:

                  (b) any of the Companies fail to perform or observe any covenant contained in Sections 5, 7, 10.1, 10.22 or 10.29 of the Agreement;

The remainder of Section 12 shall remain as originally written.


         20. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of _____APRIL 13__________, 2000, upon satisfaction of all of the following conditions precedent:

         (a) The Bank shall have received two duly executed copies of this Amendment and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Bank and its counsel;

         (b) The Bank shall have received the remaining installment of the closing fee provided for in Section 6.3 of the 2000 Loan Agreement in the amount of $25,000.00;

         (c) Arthur Andersen shall have issued to the Companies its unqualified opinion regarding the audited financial statements of the Companies for the fiscal year ending December 31, 1999, and the Companies shall have provided evidence satisfactory to the Bank of the same; and

         (d) The representations contained in the immediately following paragraph shall be true and accurate.

         21. REPRESENTATIONS. Each of the Companies represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of each of the Companies in the 2000 Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) each of the Companies has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the 2000 Loan Agreement and the Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default.

         22. AMENDMENT TO 2000 LOAN AGREEMENT. (a) Upon the effectiveness of this Amendment, each reference in the 2000 Loan Agreement to "Fifth Amended and Restated Loan Agreement," "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference or deemed reference in the Loan Documents to the 2000 Loan Agreement, shall mean and be a reference to the 2000 Loan Agreement, as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the 2000 Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the 2000 Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Companies which would require the consent of the Bank, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. Each of the Companies ratifies and confirms each term, provision, condition and covenant set forth in the 2000 Loan Agreement and the Loan Documents and acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

         23. AUTHORITY. Each of the Companies hereby represents and warrants to the Bank that as to such Company (a) such Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of such Company has been duly authorized to execute and deliver the same and bind such Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by such Company and the performance and observance by such Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of such Company or any law applicable to such Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against such Company; and (d) this Amendment constitutes a valid and legally binding obligation upon such Company in every respect.

         24. COUNTERPARTS; FACSIMILE TRANSMISSION. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts. The facsimile or other electronically transmitted copy of this Amendment shall be treated the same as an originally executed copy hereof.

         25. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

             IN WITNESS WHEREOF, each of the Companies and the Bank have hereunto set their hands as of the date first set forth above.

                                 THE BORROWER:

                                 INTRENET, INC.

                                 By: /s/  John P. Chandler
                                     -------------------------------------------

                                 Its: Executive Vice President, Chief Operating Officer

                                 THE SUBSIDIARIES:

                                 ADVANCED DISTRIBUTION SYSTEM, INC.

                                 By: /s/  Thomas J. Bell
                                     -------------------------------------------
                                 Its: Vice President and Assistant Secretary



                                 ECK MILLER TRANSPORTATION
                                  CORPORATION

                                 By: /s/  Russell L. Deeg
                                     -------------------------------------------
                                 Its: Vice President and Assistant Secretary



                                 INET LOGISTICS, INC.

                                 By: /s/  Russell L. Deeg
                                     -------------------------------------------
                                 Its: Vice President, Treasurer and Secretary



                                 MID-WESTERN TRANSPORT, INC.

                                 By: /s/  Thomas J. Bell
                                     -------------------------------------------
                                 Its: Vice President, Treasurer and Secretary



                                 ROADRUNNER ENTERPRISES, INC.

                                 By: /s/  Thomas J. Bell
                                     -------------------------------------------
                                 Its: Vice President and Assistant Secretary

                                 ROADRUNNER TRUCKING, INC.

                                 By: /s/  Thomas J. Bell
                                     -------------------------------------------
                                 Its: Vice President and Assistant Secretary



                                 ROADRUNNER DISTRIBUTION
                                     SERVICES, INC.

                                 By: /s/  Thomas J. Bell
                                     -------------------------------------------
                                 Its: Vice President and Assistant Secretary



                                 ROADRUNNER INTERNATIONAL
                                     SERVICES, INC.

                                 By: /s/  Thomas J. Bell
                                     -------------------------------------------
                                 Its: Vice President and Assistant Secretary



                                 THE BANK:

                                 THE HUNTINGTON NATIONAL BANK

                                 By: /s/  Jerry L. Kelsheimer
                                     -------------------------------------------
                                 Its: Vice President